SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2003



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                          (State or other jurisdiction
                               of incorporation or
                                  organization)

            1-12935                                      20-0467835
    (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)


       5100 Tennyson Parkway
            Suite 3000
           Plano, Texas                                      75024
(Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:     (972) 673-2000


                                       N/A
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.


     Denbury Resources Inc., a Delaware corporation, formerly Denbury Holdings, Inc. (the "Registrant"), was organized to enable its predecessor, formerly Denbury Resources Inc., a Delaware corporation ("Predecessor"), to adopt a holding company organizational structure in accordance with Section 251(g) of the Delaware General Corporation Law (the "DGCL"). The purposes of creating the holding company structure are to better reflect the operating practices and methods of Denbury, to improve its economics, and to provide greater administrative and operational flexibility.

     The holding company organizational structure was effected pursuant to an Agreement and Plan of Merger to Form Holding Company (the "Merger Agreement") among the Predecessor, the Registrant, and Denbury Onshore, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Registrant ("Onshore"). The Merger Agreement provided for the merger of the Predecessor into Onshore, with Onshore continuing as the surviving entity and a wholly-owned subsidiary of the Registrant (the "Merger"). The Merger became effective at 9:00 a.m. EST on December 29, 2003. Prior to the Merger, the Registrant was a direct, wholly-owned subsidiary of the Predecessor organized for the purpose of implementing the holding company organizational structure. Pursuant to Section 251(g) of the DGCL, stockholder approval of the Merger was not required. The reorganization was structured so that it is tax-free to Denbury stockholders.

     By virtue of the Merger, all of the Predecessor's outstanding common stock was converted, on a share for share basis, into common stock of the Registrant. As a result, each stockholder of the Predecessor became the owner of an identical number of shares of common stock of the Registrant. Additionally, each treasury share of the Predecessor was automatically converted into a treasury share of the Registrant. Also, each outstanding option to purchase shares of the Predecessor's common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

     The conversion of shares of stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding stock of the Predecessor are deemed to represent the same number of shares of stock of the Registrant. The Registrant's common stock will continue to be listed on the New York Stock Exchange under the symbol "DNR" without interruption and the Registrant will use the same name as the Predecessor, "Denbury Resources Inc."

     In the Merger, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in the Predecessor. Pursuant to Section 251(g) of the DGCL, the certificate of incorporation and bylaws of the Registrant contain provisions substantially identical to those of the Predecessor prior to the Merger. Also pursuant to Section 251(g) of the DGCL, the limited liability company agreement of Onshore contains a provision that any act or transaction by or involving Onshore, the entity that survived the merger between it and the Predecessor (other than the election or removal of managers of Onshore) (1) that requires for its adoption under Onshore's limited liability company agreement the approval of its sole member, a new subsidiary of the Registrant, Denbury Operating Company ("OPCO"), or (2) that would require the approval of the stockholders of Onshore if Onshore were a corporation subject to the DGCL (other than the election or removal of directors) shall also require the approval of the stockholders of the Registrant by the same vote that is required by the DGCL and/or Onshore's limited liability company agreement. The authorized capital stock of the Registrant, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Predecessor's capital stock immediately prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of the Predecessor immediately prior to the Merger. Following and in connection with the Merger, Denbury is restructuring its downstream subsidiaries through which operations will be conducted.

     In connection with the Merger, the Registrant, the Predecessor, Onshore and the trustee under the Indenture dated as of March 25, 2003, among the Predecessor, certain of its subsidiaries and the trustee thereunder entered into a First Supplemental Indenture dated December 29, 2003, which did not require the consent of the holders of the Predecessor's 7 1/2% Senior Subordinated Notes Due 2013 issued pursuant to the Indenture. The supplemental indenture provides for the assumption and assignment of the rights and obligations of the Predecessor under the Indenture by the Registrant and Onshore and the guarantee of the obligations of the Registrant under the Indenture by OPCO.

     Upon consummation of the Merger, the Registrant's common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Registrant is the successor issuer to the Predecessor.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) None.

     (b) None.

     (c) Exhibits:

The following exhibits are filed with this report on Form 8-K:


Exhibit                   Description
-------                   -----------
2.1                       Agreement and Plan of Merger to Form Holding Company, dated as of December 22, 2003, but effective December 29, 2003 at 9:00 a.m.EST, by and among the Registrant, the Predecessor and Onshore.

3.1                       Restated Certificate of Incorporation of the Registrant.

3.2                       Bylaws of the Registrant.

4.1                       First Supplemental Indenture dated as of December 29, 2003, among the Registrant, the
                          Predecessor, Onshore, Denbury Operating Company and JPMorgan Chase Bank, as trustee.

99.1                      Press Release dated December 22, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 DENBURY RESOURCES INC.


                                  /s/ Phil Rykhoek
Date: December 29, 2003          -----------------------------------------------
                                 Phil Rykhoek,
                                 Senior Vice President & Chief Financial Officer